                                                                     EXHIBIT 4.2

                             [CERTIFICATE OF STOCK]


CLASS A COMMON STOCK                                        CLASS A COMMON STOCK
  PAR VALUE $.001                                             PAR VALUE $.001

      NUMBER                                                       SHARES
    [        ]                                                   [        ]



                  [ACCESS INTEGRATED TECHNOLOGIES, INC. LOGO]


                                                              CUSIP 004329 10 8

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



IS THE OWNER OF

         FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK OF

Access Integrated Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as from time to time amended, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



  GARY S. LOFFREDO                                            A.J. MAYO
  ----------------                                            ---------
     Secretary                                         Chief Executive Officer


               [CORPORATE SEAL OF ACCESS INTEGRATED TECHNOLOGIES]




Countersigned and Registered:

     AMERICAN STOCK TRANSFER & TRUST COMPANY
                 (New York, NY)        Transfer Agent
                                       and Registrar
By

                                 Authorized Signature


================================================================================
--------------------------------------  ----------------------------------------
     AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR:
         711 ARMSTRONG LANE                   VERONICA GLIATTI 931-490-1706
      COLUMBIA, TENNESSEE 38401                 PROOF OF OCTOBER 30, 2003
           (931) 388-3003                  ACCESS INTEGRATED TECHNOLOGIES, INC.
                                                      TSB 13536 Face
--------------------------------------  ----------------------------------------
SALES: J. NAPOLITANO 212-269-0339 X 14       OPERATOR:         TERESA / Ron
--------------------------------------  ----------------------------------------
/ ETHER 13 / LIVE JOBS / A / ACCESS /                    Rev. 2
             13536 FACE
--------------------------------------  ----------------------------------------


NOTE: Signature of secretary to come.

Colors selected for printing: Logo prints in PMS 1375, black and 4 color process colors. The curve and globe of company logo contain embedded files that are not changeable to PMS colors. Intaglio prints in SC-7.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: _____OK AS IS _____OK WITH CHANGES _____MAKE CHANGES AND SEND ANOTHER PROOF

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT-  ___________ Custodian ___________
TEN ENT - as tenants by the entireties                                         (Cust)               (Minor)
JT TEN  - as joint tenants with right of                                    under Uniform Gifts to Minors
          survivorship and not as tenants                                   Act __________________
          in common                                                                   (State)

     Additional abbreviations may also be used though not in the above list.




     For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|_____________________________________| ________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________



                         NOTICE:

                    THE SIGNATURE(S) TO
                    THIS ASSIGNMENT MUST        X
                    CORRESPOND WITH THE          -------------------------------
                    NAME(S) AS WRITTEN                     (SIGNATURE)
                    UPON THE FACE OF THE  ---->
                    CERTIFICATE IN EVERY        X
                    PARTICULAR WITHOUT           -------------------------------
                    ALTERATION OR                          (SIGNATURE)
                    ENLARGEMENT OR ANY
                    CHANGE WHATEVER.


                                                --------------------------------
                                                THE SIGNATURE(S) MUST BE
                                                GUARANTEED BY AN ELIGIBLE
                                                GUARANTOR INSTITUTION (BANKS,
                                                STOCKBROKERS, SAVINGS AND LOAN
                                                ASSOCIATIONS AND CREDIT UNIONS
                                                WITH MEMBERSHIP IN AN APPROVED
                                                SIGNATURE GUARANTEE MEDALLION
                                                PROGRAM), PURSUANT TO S.E.C.
                                                RULE 17Ad-15.
                                                --------------------------------
                                                SIGNATURE(S) GUARANTEED BY:




                                                --------------------------------


================================================================================
--------------------------------------  ----------------------------------------
     AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR:
         711 ARMSTRONG LANE                   VERONICA GLIATTI 931-490-1706
      COLUMBIA, TENNESSEE 38401                 PROOF OF OCTOBER 21, 2003
           (931) 388-3003                  ACCESS INTEGRATED TECHNOLOGIES, INC.
                                                      TSB 13536 BACK
--------------------------------------  ----------------------------------------
SALES: J. NAPOLITANO 212-269-0339 X 14         OPERATOR:         TERESA
--------------------------------------  ----------------------------------------
/ ETHER 13 / LIVE JOBS / A / ACCESS /                      NEW
             13536 BACK
--------------------------------------  ----------------------------------------


PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: _____OK AS IS _____OK WITH CHANGES _____MAKE CHANGES AND SEND ANOTHER PROOF